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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 20, 2001


                           United Parcel Service, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                    001-15451                    58-2480149
------------------------      ------------------------    --------------------
(State of incorporation)      (Commission File Number)       (IRS Employer
                                                           Identification No.)

               55 Glenlake Parkway, N.E.
                    Atlanta, Georgia                   30328
      ----------------------------------------     -------------
      (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (404) 828-6000


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         In connection with the registrant's Registration Statement on Form S-3 (File No. 333-08369), on December 20, 2001, the registrant established a Medium-Term Note program for its UPS Notes with maturities of 9 months or more from date of issue ("UPS NOTES"). The purpose of this Current Report on Form 8-K is to file with the Securities and Exchange Commission the Selling Agent Agreement and the form of UPS Note to be used in connection with such program.

         (c) Exhibits

         1.1 Selling Agent Agreement dated December 20, 2001, among the registrant, ABN AMRO Financial Services Inc., Charles Schwab &
                  Co., Inc., Edward D. Jones & Co., L.P., Merrill Lynch, Pierce,
                  Fenner & Smith Incorporated, Morgan Stanley & Co.
                  Incorporated, Salomon Smith Barney Inc., UBS Paine Webber Inc.
                  and Loop Capital Markets.

         4.1      Form of UPS Note.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 20, 2001                              UNITED PARCEL SERVICE, INC.



                                         By:         /s/ D. SCOTT DAVIS
                                             ----------------------------------
                                             Name: D. Scott Davis
                                             Title: Senior Vice President


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                                  EXHIBIT INDEX

EXHIBIT NO.       DOCUMENT
-----------       --------
1.1               Selling Agent Agreement dated December 20, 2001, among the registrant, ABN AMRO Financial Services Inc., Charles Schwab &
                  Co., Inc., Edward D. Jones & Co., L.P., Merrill Lynch, Pierce,
                  Fenner & Smith Incorporated, Morgan Stanley & Co.
                  Incorporated, Salomon Smith Barney Inc., UBS Paine Webber Inc.
                  and Loop Capital Markets.

4.1               Form of UPS Note.


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